UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Vivid Seats Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40926	86-3355184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 E. Washington St., Ste. 900 Suite 900
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312 291-9966

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	NASDAQ
Warrants to purchase Class A common stock	SEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On May 5, 2026, Vivid Seats Inc. (the “Company”) issued a press release providing financial results for the first quarter ended March 31, 2026, a copy of which is attached as Exhibit 99.1 hereto.

The information set forth under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

In order to maximize flexibility with respect to its capital structure and growth prospects, the Company previously designated certain of its subsidiaries, including Vegas.com, LLC, as “Unrestricted Subsidiaries” under the Company’s first lien credit facility, dated June 17, 2017 (as amended from time to time, the “Credit Facility”), pursuant to the terms thereof.

In addition, the Company has recently been engaged in confidential discussions with an ad hoc group comprised of term loan lenders under the Credit Facility regarding a potential refinancing transaction with respect to the Company’s first lien term loan. In connection therewith, certain members of the ad hoc group entered into confidentiality agreements with the Company. Pursuant to such agreements, the Company agreed, as and when provided therein, to publicly disclose certain information provided by the Company and its representatives to such members in connection with such a transaction (the “Cleansing Material”). The Company is now satisfying its obligations under such agreements by disclosing the Cleansing Material with this report. The Cleansing Material, which is set forth on Exhibit 99.2 hereto and incorporated by reference herein, includes the material terms of (i) the Company’s most recent bona fide proposal to the ad hoc group and (ii) the ad hoc group’s most recent bona fide proposal to the Company, in each case with respect to a transaction. As of the date of this report, the Company is no longer continuing its discussions with the ad hoc group.  The Company remains actively engaged in negotiations with its other lenders under the Credit Facility.

The Cleansing Material was prepared by the Company using then-available information solely to facilitate a discussion with the ad hoc group, was not prepared with a view toward public disclosure, and should not be relied upon to make an investment decision with respect to the Company. The Cleansing Material should neither be regarded nor relied upon as an indication that the Company or any third party considers the Cleansing Material to be a reliable prediction of future events. The Cleansing Material includes certain values that were prepared for illustrative purposes only and are not the result of, and do not necessarily represent, actual valuations, estimates, forecasts, or projections of the Company or any third party and should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of the Cleansing Material or undertakes any obligation to publicly update or revise the Cleansing Material to reflect circumstances existing after the date on which it was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be incorrect. No assurance can be given that any transaction with the ad hoc group, the Company’s other lenders under the Credit Facility, or any other person will occur.

The information set forth under this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act regarding future events and trends and the future results of the Company and its subsidiaries. Words such as “anticipate,” “believe,” “can,” “continue,” “could,” “design,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “plan,” “project,” “propose,” “seek,” “should,” “target,” “will” and “would,” as well as similar expressions that predict or indicate future events and trends or do not relate to historical matters, are intended to identify such forward-looking statements. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts, and projections about future events and financial trends that it believes may affect its business, financial condition, and results of operations. While the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Forward-looking statements are not guarantees of future performance, conditions, or results, and are subject to risks, uncertainties, and assumptions that can be difficult to predict and/or are outside of the Company’s control. Therefore, actual results may differ materially from those contemplated by any forward-looking statements. Important factors that could cause or contribute to such differences include, but are not limited to, those discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as in the Company’s press releases and other filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report (or, in the case of statements incorporated by reference herein, as of the date of the incorporated statement). Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This report does not constitute an offer to sell or a solicitation of an offer to purchase any securities, nor shall there be any such offer or solicitation in any jurisdiction in which such an offer or solicitation is not authorized or would be unlawful.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Vivid Seats Inc., dated May 5, 2026

99.2	Cleansing Material

104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.

Date:	May 5, 2026	By:	/s/ Joseph Thomas
Joseph Thomas
Chief Financial Officer